UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2026 (October 7, 2026)

STARCO BRANDS, INC.

(Exact name of Company as specified in its charter)

Nevada	000-54892	27-1781753
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

706 N. Citrus Ave.

Los Angeles, CA 90038

(Address of principal executive offices)

888-478-2726

(Registrant’s Telephone Number)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	STCB	OTC Markets Group OTCQB tier

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 Entry into a Material Definitive Agreement

The disclosures set forth in Item 2.03 are hereby incorporated into this Item 1.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation.

Loan Agreement

On July 15, 2026, (i) Pasadena Private Lending Inc., a Delaware corporation (“PPL” or “Lender”), (ii) Starco Brands, Inc., a Nevada corporation (“Starco” or the “Company”), (iii) and each of Starco’s subsidiaries: (a) Starco Brands, LLC, (b) Starco Manufacturing, LLC, (c) The AOS Group Inc., (d) Soylent Nutrition, Inc., (e) Skylar Body, LLC, (f) Whipshots, LLC, (g) Whipshots Holdings, LLC (the Company and subsidiaries listed in cluases (a) through (g) of this clause (iii), the “Borrowers” and each a “Borrower”), (iv) Ross Sklar, and (v) such other Persons signatory thereto, entered into a Loan Agreement (the “Loan Agreement”). Capitalized terms not otherwise defined in this Item 2.03 Loan Agreement will have the meanings set forth in the Loan Agreement which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 21, 2026 (the “July Report”). The foregoing summary of the terms of the Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan Agreement, a copy of which is filed as Exhibit 10.1 to July Report and is incorporated herein by reference.

Omnibus First Amendment to Loan Agreement and Promissory Notes

On October 7, 2026, PPL, the Company and the Borrowers entered into an Omnibus First Amendment to Loan Agreement and Promissory Note (the “Amendment”) effective as of September 29, 2026 (the “First Amendment Effective Date”). Pursuant to the Amendment, the parties agreed to amend the definition of the Applicable Margin in the Loan Agreement, each Term Loan Note and the Line of Credit Note, applicable from the First Effective Amendment Date to the Maturity Date, from five and one-half percent (5.5%) per annum to four and one-quarter percent (4.25%) per annum.

The foregoing summary of the terms of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Report and is incorporated herein by reference.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

10.1+†	Ominbus First Amendment to Loan Agreement and Promissory Notes by and among (i) Pasadena Private Lending, Inc., (ii) Starco Brands, Inc., (iii) Starco Brands, LLC, (iv) Starco Manufacturing, LLC, (v) The AOS Group Inc., (vi) Soylent Nutrition, Inc., (vii) Skylar Body, LLC, (viii) Whipshots, LLC, (ix) Whipshots Holdings, LLC, (x) Ross Sklar and such other Persons signatory thereto dated September 29, 2026 (executed October 7, 2026).

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

+ In accordance with Item 601(b)(10)(iv) and Item 601(a)(6) of Regulation S-K, certain provisions or terms have been redacted. Such redacted information includes information that is not material and treated as confidential by the registrant. The registrant will provide an unredacted copy of the agreement on a supplemental basis to the SEC or its staff upon request.

† Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2) and 601(a). The registrant agrees to furnish a copy of all omitted exhibits and schedules on a supplemental basis to the SEC or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Starco has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARCO BRANDS, INC.

Dated: October 13, 2026	/s/ Ross Sklar
Ross Sklar
Chief Executive Officer